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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest Event Reported): April 7, 2003


                           COMMISSION FILE NO. 0-14836

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                             METAL MANAGEMENT, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                                     94-2835068
  (State or other jurisdiction                       (I.R.S. Employer
of incorporation or organization)                  Identification Number)


                         500 N. DEARBORN ST., SUITE 405,
                                CHICAGO, IL 60610
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 645-0700

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ITEM 5:  OTHER EVENTS AND REGULATION FD DISCLOSURE

         The following disclosure updates disclosure contained in Item 3 of our most recent Annual Report on Form 10-K. Please see that disclosure for additional information. All capitalized terms that are not defined below are used as defined in our prior disclosure.

         On July 1, 1998, Metal Management, Inc. acquired the scrap metal recycling assets of Joseph A. Schiavone Corp. (formerly known as Michael Schiavone & Sons, Inc.). The acquired assets include real property in North Haven, CT. upon which our scrap metal recycling operations are currently performed (the "North Haven Facility"). The owner of Joseph A. Schiavone Corp. was Michael Schiavone ("Schiavone"). In our Form 10-K, we previously disclosed environmental inspections of the North Haven Facility and allegations of contaminants and the potential that we may be required to investigate or remediate the North Haven Facility.

         On March 31, 2003, the Connecticut DEP filed suit against Joseph A. Schiavone Corp., Schiavone, and Metal Management Connecticut, Inc. in the Superior Court of the State of Connecticut - Judicial District of Hartford. The suit alleges, among other things, that the North Haven Facility discharged and continues to discharge contaminants, including oily material, into the environment and has failed to comply with the terms of certain permits and other filing requirements. The suit seeks injunctions to restrict us from maintaining discharges and to require us to remediate the facility. The suit also seeks civil penalties from all of the defendants in accordance with Connecticut environmental statutes. We are not currently able to predict our potential liability in connection with this action or any required investigation and/or remediation. We believe that we have meritorious defenses to certain of the claims asserted against us in the suit and intend to vigorously defend ourselves against the claims. In addition, we believe that we are entitled to indemnification from Joseph A. Schiavone Corp. and Schiavone for some or all of the claims and liabilities that may be imposed on us in connection with this matter, as described in our earlier disclosure.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   METAL MANAGEMENT, INC.


                                   By:      /s/ Robert C. Larry
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                                            Robert C. Larry
                                            Executive Vice President,
                                            Finance and Chief
                                            Financial Officer




Date:  April 7, 2003